UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported)  December 3, 2002
                                                        ----------------



                          PATAGONIA GOLD (BVI) LIMITED
                          ----------------------------
             (exact name of registrant as specified in its charter)


British  Virgin  Islands                0-26531              65-0401897
------------------------                -------              ----------
(State or other jurisdiction            (Commission          (IRS Employer
  of incorporation)                     File Number)         Identification No.)


P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V7X 1A2
-------------------------------------------------------------------
(Address of principal executive offices)                      (Zip code)


(Registrant's Telephone Number, Including the Area Code)            604-687-4701
                                                                    ------------


PATAGONIA GOLD CORPORATION
-------------------------------
(Former name or former address, if changed from last report)


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PATAGONIA GOLD (BVI) LIMITED
----------------------------

Item  1.  Changes  in  Control  of  Registrant.

          Not  Applicable

Item  2.  Acquisition  or  Disposition  of  Assets.

          Not  Applicable

Item  3.  Bankruptcy  or  Receivership.

          Not  applicable

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

          Not  applicable

Item  5.  Other  Events  and  Regulation  FD  Disclosure.

          On December 2, 2002 Patagonia Gold (BVI) Limited acquired Soil Biogenics Ltd., a Bermuda corporation, for 17,000,000 shares of Patagonia Gold (BVI) Limited restricted common stock. Soil Biogenics will become a wholly-owned subsidiary of Patagonia Gold (BVI) Limited. Soil Biogenics Ltd. business is the production of bio-organic fertilizer.

Item  6.  Resignations  of  Registrant's  Directors.

          Not  Applicable

Item  7.  Financial  Statements  and  Exhibits.

          Not  Applicable

Item  8.  Change  in  Fiscal  Year.

          Not  Applicable

Item  9.  Regulation  FD  Disclosure.

          Not  Applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATAGONIA GOLD (BVI) LIMITED

Date: December 3, 2002                            by: /s/ A. Cameron Richardson
      ----------------                                -------------------------
                                                          A. Cameron Richardson
                                                          President and Director


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